Weighted Average Common Shares	12 Months Ended
Sep. 30, 2015
Weighted Average Common Shares [Abstract]
Weighted Average Common Shares
WEIGHTED-AVERAGE COMMON SHARES

Basic earnings per common share consider only the weighted-average of common shares outstanding while diluted earnings per common share also consider the dilutive effects of stock options and incentive shares. Options to purchase approximately 5.9 million, 4.6 million and 0.6 million shares of common stock were excluded from the computation of diluted earnings per share in 2015, 2014 and 2013, respectively, as the effect would have been antidilutive. Earnings allocated to participating securities were inconsequential for all years presented. Reconciliations of weighted-average shares for basic and diluted earnings per common share follow (shares in millions):

	2013	2014	2015
Basic shares outstanding	717.7	700.2	673.3
Dilutive shares	5.2	3.9	3.2
Diluted shares outstanding	722.9	704.1	676.5